UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 7, 2016

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 7, 2016, Earthstone Energy, Inc. (“Earthstone”) entered into a Contribution Agreement (the “Agreement”) with Earthstone Energy Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Earthstone (“EEH”), Lynden USA Inc., a Utah corporation and wholly owned subsidiary of Earthstone (“Lynden”), Lynden USA Operating, LLC, a Texas limited liability company and wholly owned subsidiary of Lynden (“Lynden Sub”), Bold Energy Holdings, LLC, a Texas limited liability company (“Bold”), and Bold Energy III LLC, a Texas limited liability company (“Bold Sub”). Each of Earthstone, EEH, Lynden, Lynden Sub, Bold and Bold Sub is sometimes referred to in this Current Report on Form 8-K individually as a “Party” and, collectively, they are referred to herein as the “Parties.” The purpose of the Agreement is to provide for, among other things described below, the acquisition by EEH of Bold Sub which owns significant developed and undeveloped oil and gas properties in the Midland Basin of Texas (the “Transaction”). Earthstone, Bold and Bold Sub are each affiliates of funds controlled by EnCap Investments LP. (“EnCap”).

The Agreement and Exhibits A through E thereto are attached hereto as Exhibit 2.1 and are incorporated herein by reference. The description of the Agreement set forth below does not purport to be complete and is qualified in its entirety by reference to the provisions of the Agreement. The Agreement is filed herewith to provide information regarding its terms and is not intended to provide any other factual information about the Parties.

Transaction Details

The Transaction has been structured in a manner commonly known as an “Up-C”. Under this structure and the Agreement, Earthstone will recapitalize its common stock into two classes – Class A common stock, $0.001 par value per share of Earthstone (the “Class A Common Stock”), and Class B common stock, $0.001 par value per share of Earthstone (the “Class B Common Stock”), and all of Earthstone’s existing outstanding common stock, $0.001 par value per share (the “Common Stock”), will be converted into Class A Common Stock pursuant to a Second Amended and Restated Certificate of Incorporation of Earthstone (the “Second Amended and Restated Certificate of Incorporation”). Bold will purchase 36,070,828 shares of Class B Common Stock for nominal consideration, with the Class B Common Stock having no economic rights in Earthstone but will have voting rights on a pari passu basis with the newly issued Class A Common Stock. The foregoing description of the Second Amended and Restated Certificate of Incorporation is qualified in its entirety by the terms of the form of Second Amended and Restated Certificate of Incorporation, which is attached to the Agreement as Exhibit A to Exhibit 2.1 and incorporated herein by reference.

At the closing of the Agreement, EEH will issue 16,423,849 of its membership units to Earthstone and 5,865,328 membership units to Lynden, or 22,289,177 membership units in the aggregate, and 36,070,828 membership units to Bold in exchange for each of Earthstone, Lynden and Bold transferring all of their assets to EEH. Each membership unit in EEH held by Bold, together with one share of Class B Common Stock to be issued to Bold, will be convertible into Class A Common Stock on a one-for-one basis. Therefore, stockholders of Earthstone and former unitholders of Bold are expected to own approximately 39% and 61%, respectively, of the combined company’s then outstanding Class A Common Stock on a fully diluted, as converted, basis. After the closing of the Agreement, all former Earthstone and Bold operations will be conducted through EEH, with Earthstone as its sole managing member. The Transaction is expected to close in the first quarter of 2017.

The Parties have made representations, warranties and covenants in the Agreement, including (i) that the parties will, subject to certain exceptions, conduct their respective businesses in the ordinary course and will not engage in certain activities between the execution of the Agreement and the closing of the Transaction; and (ii) the agreement of Earthstone, subject to certain exceptions, not to solicit alternative transactions or provide information in connection with alternative transactions. Completion of the Transaction is conditioned upon: (1) the approval by the stockholders of Earthstone of the Agreement and the various actions contemplated therein; (2) applicable regulatory approvals, including listing authorization for the Class A Common Stock issued pursuant to the Agreement on the NYSE MKT; (3) the absence of legal impediments prohibiting the transactions; and (4) other customary closing conditions.

The Agreement contains certain termination rights for both Earthstone and Bold, including, among others, if the Transaction is not completed by March 31, 2017 or such later date as may be agreed by the Parties. In the event of a termination of the Agreement by Bold under certain circumstances involving an alternative transaction, Earthstone may be required to pay to Bold $5.5 million as a termination fee.

The representations and warranties that the Parties have made to each other in the Agreement are as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the Parties, the Agreement is not intended to be a source of factual, business or operational information about any of the Parties. The representations and warranties in the Agreement were made only for purposes of the Agreement, are solely for the benefit of the Parties, and may be subject to limitations agreed between the Parties, including being qualified by disclosures among the Parties. The representations and warranties in the Agreement may have been made to allocate risks among the Parties, including where the Parties do not have complete knowledge of all facts, instead of establishing certain matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the Parties that differ from those applicable to investors. The assertions embodied in the representations and warranties are qualified by information contained in disclosure schedules to the Agreement that the Parties exchanged in connection with the signing of the Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Earthstone’s disclosures or public disclosures.

Limited Liability Company Agreement

As stated above, if the Agreement is completed, Earthstone, Lynden and Bold will become members of EEH which will conduct all combined oil and gas operations under the First Amended and Restated Limited Liability Company Agreement (the “Limited Liability Company Agreement”). The foregoing description of the Limited Liability Company Agreement is qualified in its entirety by the terms of the form of Limited Liability Company Agreement, which is attached to the Agreement as Exhibit B to Exhibit 2.1 and incorporated herein by reference.

Voting and Support Agreement

Also in connection with the Agreement, Oak Valley Resources, LLC (“Oak Valley”) entered into a voting and support agreement with Earthstone and Bold dated November 7, 2016 (“Voting and Support Agreement”) with respect to Oak Valley’s shares of Common Stock, which consist of 9,162,452 shares or 41.1% of the total outstanding shares of Common Stock. Oak Valley has agreed to vote in favor of the Agreement and the related transactions contemplated thereby at any meeting of stockholders called to vote thereon. The Agreement requires that the Agreement and the transactions contemplated thereby be approved by the affirmative vote or consent of (a) at least a majority of the outstanding shares of Common Stock that are represented in person or by proxy at a special meeting of stockholders of Earthstone to be held as promptly as practicable; and (b) a majority of Earthstone stockholders not including Oak Valley and the executive officers of Earthstone.

The Voting and Support Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The description of the Voting and Support Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the provisions of the Voting and Support Agreement.

Voting Agreement

Earthstone, Bold, Oak Valley and EnCap collectively EnCap, Bold and Oak Valley, the “Stockholders”) have agreed to enter into a voting agreement (“Voting Agreement”) at the closing of the Agreement. The Voting Agreement provides that, for so long as it is in effect, the Stockholder shall not vote any shares or take any other action that would in any way alter the composition of Earthstone’s board of directors from its composition immediately following the closing of the Agreement, which shall be composed of nine members, four of whom shall be designated by EnCap (the “EnCap Designated Directors”), three of whom shall be independent (the “Independent Directors”), and two of whom shall be members of Earthstone’s management, including Earthstone’s Chief Executive Officer (the “Earthstone Designated Directors” and, together with the Independent Directors, the “Non-EnCap Designated Directors”). The Voting Agreement will terminate upon the earlier of (i) the fifth anniversary of the closing of the Agreement and (ii) the date upon which the EnCap, Oak Valley and Bold collectively own, of record and beneficially, less than 20% of Earthstone’s outstanding voting interests. At any time during the effectiveness of the Voting Agreement during which EnCap’s collective ownership of Earthstone, beneficially and of record, including through Bold or Oak Valley exceeds 50% of the total issued and outstanding Class A Common Stock and Class B Common Stock, EnCap may remove and replace one Non-EnCap Designated Director, and his or her successors. The foregoing description of the Voting Agreement is qualified in its entirety by the terms of the form of Voting Agreement, which is attached to the Agreement as Exhibit D to Exhibit 2.1 and incorporated herein by reference.

Registration Rights Agreement

Under the Agreement, Earthstone has agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) at the closing of the Agreement whereby Earthstone is required to register, at its cost, with the Securities and Exchange Commission (the “SEC”), the resale of the Class A Common Stock to be issued to holders of membership units and Class B Common Stock upon the exchange by Earthstone. Pursuant to the Registration Rights Agreement, Earthstone has agreed to file a shelf registration statement (the “Shelf Registration Statement”) with the SEC within 10 days after the closing of the Agreement. In addition, if Earthstone files a registration statement, it must offer to the holders of membership units and Class B Common Stock the opportunity to include the resale of the shares of Class A Stock that such EEH membership units and Class B Common Stock are convertible into in the registration statement, subject to customary qualifications and limitations. The foregoing description of the Registration Rights Agreement is qualified in its entirety by the terms of the form of Registration Rights Agreement, which is attached to the Agreement as Exhibit C to Exhibit 2.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Transaction, Earthstone intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed Transaction. EARTHSTONE URGES INVESTORS AND STOCKHOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EARTHSTONE, BOLD AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Earthstone’s website at www.earthstoneenergy.com. Investors and stockholders may also read and copy any reports, statements and other information filed by Earthstone, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. In addition, the documents filed with the SEC by Earthstone can be obtained free of charge from Earthstone’s website at www.earthstoneenergy.com or by contacting Earthstone by mail at 1400 Woodloch Forest Drive, Suite 300, The Woodlands, Texas, 77380, or by telephone at (281) 298-4246.

Participants in the Solicitation

Earthstone and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction. Information regarding Earthstone’s directors and executive officers is available in its proxy statement filed with the SEC by Earthstone on October 5, 2016 in connection with its 2016 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 is incorporated into this Item 3.02 in its entirety.

Class A Common Stock to be issued to Earthstone stockholders in connection with the Agreement is expected to be issued in reliance upon an exemption from registration under federal securities laws provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance and exchange of securities by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given, directly or indirectly, for soliciting such exchange. Earthstone anticipates that, if the Agreement becomes effective under the terms and conditions set forth in the Agreement, the Class B Common Stock to be issued pursuant to the Agreement will be exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof as a transaction not involving a public offering.

Item 7.01.	Regulation FD Disclosure.

On November 8, 2016, Earthstone and Bold issued a joint press release announcing that they had entered into the Agreement and that they will host a joint conference call to discuss the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

On November 8, 2016, Earthstone and Bold provided supplemental information regarding the Transaction contemplated by the Agreement in connection with a joint investor presentation. A copy of the presentation is furnished as Exhibit 99.2 hereto and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, and they shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, Earthstone makes no admission as to the materiality of any information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected benefits of the proposed Transaction to Earthstone and Bold and their stockholders, the anticipated completion of the proposed Transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone, Bold and their management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to obtain stockholder, regulatory approvals of the proposed Transaction; the ability to complete the proposed Transaction on anticipated terms and timetable; Earthstone’s and Bold’s ability to integrate successfully after the Transaction and achieve anticipated benefits from it; the possibility that various closing conditions for the Transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Earthstone or Bold; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; risks related to level of indebtedness and periodic redeterminations of the borrowing base under Earthstone’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the impacts of hedging on results of operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior management or technical personnel. Earthstone’s annual report on Form 10-K for the year ended December 31, 2015, as amended, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Contribution Agreement dated November 7, 2016, by and among Earthstone Energy, Inc., Earthstone Energy Holdings, LLC, Lynden USA Inc., Lynden USA Operating, LLC, Bold Energy Holdings, LLC and Bold Energy III LLC.

10.1	Voting and Support Agreement dated November 7, 2016, by and among Bold Energy Holdings, LLC, Oak Valley Resources, LLC, and Earthstone Energy, Inc.

99.1	Press Release dated November 8, 2016.

99.2	Slideshow Presentation dated November 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: November 8, 2016	By:	/s/ G. Bret Wonson
G. Bret Wonson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Contribution Agreement dated November 7, 2016, by and among Earthstone Energy, Inc., Earthstone Energy Holdings, LLC, Lynden USA Inc., Lynden USA Operating, LLC, Bold Energy Holdings, LLC and Bold Energy III LLC.

10.1	Voting and Support Agreement dated November 7, 2016, by and among Bold Energy Holdings, LLC, Oak Valley Resources, LLC, and Earthstone Energy, Inc.

99.1	Press Release dated November 8, 2016.

99.2	Slideshow Presentation dated November 8, 2016.